JNL/MC GLOBAL 15 FUND Summary (JNL/MC GLOBAL 15 FUND)	0 Months Ended
Sep. 13, 2013
JNL/MC GLOBAL 15 FUND
Prospectus [Line Items]
Strategy [Heading]
In the summary prospectus for the JNL/Mellon Capital Global 15 Fund, please delete the second paragraph of section entitled “Principal Investment Strategies” in its entirety and replace it with the following:

Strategy Narrative [Text Block]
The fifteen companies are selected only once annually on each Stock Selection Date. The Stock Selection Date will be on or about January 1st of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Fund and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.